Trade and Other Payables	12 Months Ended
Jun. 30, 2025
Trade and Other Payables [Abstract]
Trade and Other Payables
15.	Trade and Other Payables

	2025 $’000	2024 $’000
Trade payables	27,778	29,330
Accrued expenses	19,321	17,044
Other payables – associated entities	–	2,467
Other payables – provisional pricing adjustments (1)	–	6,505
Other payables	2,509	5,530
Total trade and other payables	49,608	60,876
Comprising:
Current	49,608	60,876
Non-current	–	–

(1)	Refer to Note 5 (a) for details on provisional pricing adjustments.

Recognition and measurement

Trade and other payables represent the liabilities for goods and services received by the Group that remain unpaid at the end of the reporting period. The balance is recognised as a current liability, with amounts normally paid within 30 days of recognition of the liability. Amounts are initially recognised at fair value and subsequently measured at amortised cost, except for provisionally priced contracts which are held at fair value in accordance with IFRS 9 Financial Instruments.

The carrying value of trade and other payables is considered to approximate fair value due to the short-term nature of the payables, except for provisional pricing adjustments which are categorised as Level 2 in the fair value hierarchy.